SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT




                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934





     Date of Report (Date of earliest event reported):  February
22, 1994



                  CATERPILLAR FINANCIAL SERVICES CORPORATION
              (Exact name of Registrant as specified in charter)




                                    Delaware
                         (State or other jurisdiction
                               of incorporation)



            0-13295
37-1105865
(Commission File Number)                               (IRS
Employer I.D. No.)



3322 West End Avenue, Suite 610, Nashville, TN
 37203
(address of principal executive offices)
(Zip Code)



Registrant's telephone number, including area code:  (615)
386-5800



                   Page 1 of 18 Sequentially Numbered Pages

                 Exhibit Index on Sequentially Numbered Page 4

            Item 7.Financial Statements, Pro Forma
            Financial Information and Exhibits

            The following exhibits are filed as exhibits to the Company's registration statement 33-49971:

            (c)   Exhibits

            Exhibit
            Number                        Description

            4.3               Additional Form of Medium-Term
Note,
                              Series E (Indexed)

            5.1               Opinion of Orrick, Herrington &
Sutcliffe.

            23                The consent of Orrick, Herrington &
Sutcliffe is contained in its
                              legal opinion filed as Exhibit 5.1.

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              CATERPILLAR FINANCIAL SERVICES
CORPORATION



                              By                       /s/ Frank
C. Carder
                                                  Frank C. Carder
                                                     Treasurer



DATE:  February 22, 1994
                                 EXHIBIT INDEX


            Exhibit
            Number                        Description

            4.3               Additional Form of Medium-Term
Note,
                              Series E (Indexed)

            5.1               Opinion of Orrick, Herrington &
Sutcliffe.

            23                The consent of Orrick, Herrington &
Sutcliffe is contained in its
                              legal opinion filed as Exhibit 5.1.